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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 17, 2003



                           SOUTHSIDE BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                      TEXAS
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                                    0-12247
                            (COMMISSION FILE NUMBER)

                                   75-1848732
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                1201 S. BECKHAM
                                  TYLER, TEXAS
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                      75701
                                   (ZIP CODE)

                                 (903) 531-7111
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS.

On April 17, 2003, Southside Bancshares, Inc. ("the Registrant") announced financial results for the first quarter ended March 31, 2003, reporting earnings of $3.4 million and diluted earnings per common share of $0.34. A copy of the press release announcing the Registrant's results for the first quarter ended March 31, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein. The press release includes information regarding interest income on a taxable equivalent basis or FTE. FTE is a non-GAAP performance measure used by management in operating the business which management believes provides investors with a more accurate picture of the interest yield, spread and margin for comparative purposes.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

         The following exhibit is filed herewith:

EXHIBIT NO.                     DESCRIPTION OF EXHIBIT
99.1              Press Release dated April 17, 2003 with respect to the
                  Registrant's financial results for the quarter ended March 31,
                  2003

ITEM 9. REGULATION FD DISCLOSURE.

The information included in this section is intended to be included under "Item
12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On April 17, 2003, the Registrant announced financial results for the first quarter ended March 31, 2003, reporting earnings of $3.4 million and diluted earnings per common share of $0.34. A copy of the press release announcing the Registrant's results for the first quarter ended March 31, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein. The press release includes information regarding interest income on a taxable equivalent basis or FTE. FTE is a non-GAAP performance measure used by management in operating the business which management believes provides investors with a more accurate picture of the interest yield, spread and margin for comparative purposes.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SOUTHSIDE BANCSHARES, INC.

Date: April 18, 2003                     By: /s/  Lee R. Gibson
                                             --------------------------------
                                             Lee R. Gibson
                                             Executive Vice President and
                                             Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.                     DESCRIPTION OF EXHIBIT
99.1              Press Release dated April 17, 2003 with respect to the
                  Registrant's financial results for the quarter ended March 31,
                  2003